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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 26, 2005

                               TRANSGENOMIC, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware              000-30975                 911789357
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  (State of Incorporation)     (Commission       (IRS Employer Identification
                               File Number)                Number)

    12325 Emmet Street, Omaha, Nebraska                     68164
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  (Address of principal executive offices)                (Zip Code)

                                 (402) 452-5400
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              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On October 27, 2005, the Registrant issued to a group of unaffiliated institutional investors 14,925,743 shares of Registrant's common stock, together with warrants to purchase an additional 5,970,297 shares of the Registrant's common stock. The warrants carry an exercise price of $1.20 per share, are not callable and expire in 5 years. The shares and warrants were issued pursuant to the terms of certain Securities Purchase Agreements which were authorized and approved by the shareholders of the Registrant at a special meeting of the shareholders held on October 26, 2005.

The aggregate proceeds from the sale were $15,074,999.68. The Registrant paid the placement agent a commission consisting of cash in the amount of $1,055,250 and expenses of $25,000. Additionally, the Registrant issued to the placement agent a warrant to purchase 932,859 shares of Registrant's common stock at an exercise price of $1.20 per share.

The offer and sale of these securities was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act") under Section 4(2) of the Act and Rule 506 of Regulation D.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         (99) Press release dated October 31, 2005, announcing the completion of the private placement of Registrant's common stock.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 31, 2005                          TRANSGENOMIC, INC.


                                                  By:  /s/ Mitchell L. Murphy
                                                       -------------------------
                                                       Mitchell L. Murphy,
                                                       VP, Secretary & Treasurer

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